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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 9, 1997 (December 26, 1996)

                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                      0-22182                  84-1070278
       --------                      -------                  ----------
(State or other jurisdiction of    (Commission         (I.R.S. Empl. Ident. No.)
incorporation or organization)     File Number)

 12875 Brookprinter Place, Suite 300, Poway, California                 92064
 ------------------------------------------------------                --------
     (Address of principal executive offices)                         (Zip Code)


                                 (619) 679-4428
                                ----------------
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)  Exchange of Stock for Stock

Pursuant to an Exchange Offer and Letter of Transmittal dated December 4, 1996 (the "Offer"), Patriot Scientific Corporation, a Delaware corporation, (the "Company") received 96.89% of the outstanding shares, or 1,156,426 shares, of Metacomp Inc., a California corporation ("Metacomp") from 38 shareholders of Metacomp. As consideration for the shares tendered pursuant to the Offer, the Company issued 1,272,068 unregistered shares of its common stock. The exchange rate of 1.1 shares of the Company's stock for each share of Metacomp stock tendered was determined by negotiations. Based on the closing price of the Company's stock as reported on the OTC Electronic Bulletin Board system on December 26, 1996 of $1.375, the value of this acquisition is $1,749,094.

(b)  Description of Technology and Assets Acquired

Background

Metacomp, founded in 1978, is a privately held, high technology company located in San Diego, California. Metacomp designs, manufactures, and sells a wide range of high performance data and telecommunications solutions for wide area networking and digital telecommunications requirements. In 1990, Metacomp filed a Chapter 11 bankruptcy petition. In 1991, the Bankruptcy Court confirmed Metacomp's plan of reorganization. As of July 31, 1996, all unsecured creditors' debt had been discharged and one secured creditor had entered into a forbearance agreement with Metacomp for the remaining balance. The secured creditor was paid in full, $252,796, by the Company on January 6, 1997.

Business Strategy

The business combination is being treated as a pooling-of-interests and the Company will continue to use the assets acquired in a like manner as had been previously employed by Metacomp. The Company has been a development stage company engaged in the development of semiconductor microprocessor technology, Integrated Services Digital Network ("ISDN") interface technology and radar and antenna technology. Metacomp's product line will be incorporated into the Company's ISDN product line.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements of businesses acquired.

                 To be filed by amendment to this Form 8-K within 60 days of the date of this current report.

     (b)   Pro forma financial information.

                 To be filed by amendment to this Form 8-K within 60 days of the date of this current report.

     (c)   Exhibits

           2.3 Form of Exchange Offer dated December 4, 1996 between the Company and certain shareholders of Metacomp, Inc.

           2.4 Letter of Transmittal To Accompany Shares of Common Stock of Metacomp, Inc. Tendered Pursuant to the Exchange Offer Dated December 4, 1996.

           99.5 Press Release of the Company dated November 4, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATRIOT SCIENTIFIC CORPORATION


Dated:  January 9, 1997                 By: /s/ ROBERT PUTNAM
                                            -------------------------------
                                            Robert Putnam
                                            Secretary/Treasurer


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                               INDEX TO EXHIBITS

Exhibit         Item                                            Page
-------         ----                                            ----
2.3             Form of Exchange Offer dated December 4,
                1996 between the Company and certain
                shareholders of Metacomp, Inc. (individual
                Offers differ as to the shareholder)........... Filed herewith.

2.4             Letter of Transmittal To Accompany Shares
                of Common Stock of Metacomp, Inc. Tendered
                Pursuant to the Exchange Offer Dated
                December 4, 1996............................... Filed herewith.

99.5            Press Release of the Company dated November
                4, 1996........................................ Filed herewith.


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